SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM 8-K

                 CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

                                  June 24, 2003
                Date of Report (date of earliest event reported)

                         Commission File Number 1-13873
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                                 STEELCASE INC.
             (Exact name of registrant as specified in its charter)


      Michigan                                          38-0819050
 (State of incorporation)                   (IRS employer identification number)

     901 44th Street SE                                   49508
      Grand Rapids, Michigan                            (Zip Code)
   (Address of principal executive offices)

                                 (616) 247-2710
                         (Registrant's telephone number)

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ITEM 9.  Regulation FD Disclosure

See Item 12.  Results of Operations and Financial Condition

ITEM 12.  Results of Operations and Financial Condition

On June 23, 2003, Steelcase Inc. ("the Company") reported its first quarter fiscal 2004 results and is furnishing the earnings release required under Item
12. The following exhibit is included herein:

EXHIBIT 99.1 Earnings Release - First Quarter Ended May 30, 2003








                                    SIGNATURE

                           Pursuant to the requirements of the Securities
Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                               STEELCASE INC.

Date: June 24, 2003

                                 /S/ JAMES P. KEANE
                               ------------------------------
                                     James P. Keane
                                   Senior Vice President
                                 and Chief Financial Officer
                                (Duly Authorized Officer and
                                  Principal Financial Officer)